Exhibit 99.1

MangoRx Experiences Initial Success with Newly Launched $99/month All-Inclusive Injectable Testosterone Replacement Therapy (TRT) Treatment Program

Month over Month Growth of 336% and 54% Reduction in Customer Acquisition Cost (CAC)

DALLAS, TX, FEBRUARY 19, 2026 (GLOBE NEWSWIRE) – Mangoceuticals, Inc. (NASDAQ: MGRX) (the “Company” or “MangoRx”), a company focused on developing, marketing, and selling a variety of health and wellness products via a secure telemedicine platform under the brands MangoRx and PeachesRx, today announced that MangoRx has experienced initial success for its newly launched all-inclusive injectable Testosterone Replacement Therapy (TRT) treatment program priced at $99 per month. The new TRT offer includes all doctor visits and medical consultations, lab work and analysis, and the medication to the extent prescribed. More information about MangoRx’s $99 per month offer can be found here at https://trt.mangorx.com/products/trt.

Month over month sales of MangoRx’s injectable TRT treatment program have increased 336% since launching in mid-December while at the same time reducing customer acquisition costs by 54%.

We believe that this strong momentum reflects growing demand for convenient, effective TRT options and MangoRx’s focused efforts to optimize marketing efficiency and patient access through its proprietary telehealth platform. We expect TRT to be the primary growth driver for the Company going forward, as MangoRx continues to prioritize and invest in advancing its TRT offerings, including both injectable and oral formulations such as PRIME by MangoRx, powered by Kyzatrex®, to attempt to capture greater market share in this high-demand segment.

“We are encouraged by this initial customer demand and sales acceleration in our injectable TRT product, which we believe demonstrates the value of our innovative approach to men’s hormone health and underscores TRT as our key strategic focus,” commented Jacob Cohen, Founder and CEO of Mangoceuticals Inc. “By combining effective TRT solutions with streamlined telehealth delivery and targeted cost efficiencies, we are seeking to become better positioned to support more men seeking reliable, discreet care. At the same time, we are committed to building a more comprehensive platform that delivers a wider range of wellness solutions, which we expect to strengthen our operational and financial foundation and position us for sustained growth.”

According to The Business Research Company’s Testosterone Replacement Therapy Global Market Report (2026 edition), the global testosterone replacement therapy market is valued at approximately $2.11 billion to $2.2 billion in 2025 and is projected to grow at a compound annual growth rate (CAGR) of around 3.9% in the coming years, fueled by an aging population, greater awareness of hypogonadism symptoms, and advancements in various formulations that offer improved convenience.

Looking ahead, MangoRx is working to evolve its telehealth platform to become a more well-rounded provider of men’s health and wellness solutions. By expanding beyond specialization in single treatments, the Company plans to offer an increasingly diverse array of pharmaceutical-based products, addressing a broader range of men’s health needs while maintaining its core strength in hormone optimization and TRT.

The Company remains committed to patient safety and regulatory compliance. All MangoRx and TRT related products are prescribed exclusively through licensed healthcare providers following thorough medical evaluations and including appropriate lab testing where and when necessary.

About Mangoceuticals, Inc.

MangoRx is focused on developing a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company currently offers pharmaceutical-based products specifically related to the treatments of erectile dysfunction, hair growth, hormone replacement therapies, and weight management. Interested consumers can use MangoRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a licensed medical provider and, if approved, fulfilled and discreetly shipped through MangoRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” “up to” or similar words or phrases. These forward-looking statements include, but are not limited to, the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; macroeconomic, industry and market conditions, including inflation, interest rate volatility, recessionary trends, financial market disruptions, changes in regulatory or political environments, and other factors beyond the Company’s control that could adversely affect its business, financial condition and results of operations; our ability to meet the continued listing requirements of Nasdaq and maintain the listing of our common stock on Nasdaq, including as a result of our current non-compliance with certain listing standards relating to our stock price; our ability to successfully undertake a crypto treasury strategy in the future; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace; dilution caused by offerings; conversion of outstanding shares of preferred stock and the rights and preferences thereof, the fact that we have a significant number of outstanding warrants to purchase shares of common stock and other convertible securities, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended, dilution caused by exercises/conversions thereof, overhang related thereto, and decreases in the trading price of our common stock caused by sales thereof; our ability to build and maintain our brands; cybersecurity, information systems, fraud and website risks; compliance with applicable laws and regulations affecting our operations, products, marketing, manufacturing, labeling and distribution; shipping, production and supply chain delays; reliance on third parties for prescribing, compounding and other key services; product safety risks; macroeconomic and geopolitical conditions, including inflation, interest rates, recessions, pandemics, acts of war, tariffs and trade disruptions; protection of intellectual property; our ability to attract and retain key personnel; potential stock overhang and volatility in the trading price of our common stock; and consumer sentiment and discretionary spending trends. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and subsequent reports. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

FOR INVESTOR RELATIONS

Mangoceuticals Investor Relations

Email: investors@mangorx.com